BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock 60/40 Target Allocation ETF V.I. Fund

(the “Fund”)

Supplement dated September 24, 2026 to the Prospectus of the Fund, dated May 1, 2026, as amended and/or supplemented from time to time.

Effective immediately, the section in the Prospectus entitled “Details About the Fund — Information about the ETFs” is amended as follows:

The sub-section entitled “ETFs” is amended to add the following underlying ETF to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares MSCI ACWI ex U.S. ETF

The fund seeks to track the investment results of an index composed of large- and mid-capitalization non-U.S. equities.

The fund seeks to track the investment results of the MSCI ACWI ex USA Index (the “Underlying Index”), which is a free float- adjusted market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging markets countries, excluding the U.S. The Underlying Index includes large- and mid-capitalization companies and may change over time.

As of July 31, 2025, a significant portion of the Underlying Index is represented by securities of companies in the consumer goods and services and financials industries or sectors. The components of the Underlying Index are likely to change over time.

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Shareholders should retain this Supplement for future reference.

PR2-6040VI-0926SUP